Exhibit 99.1

Taylor Capital Names Mark Hoppe Chief Executive Officer

ROSEMONT, IL - March 31, 2010 - Taylor Capital Group, Inc. (NASDAQ: TAYC), the parent company of Cole Taylor Bank, today announced that Mark A. Hoppe, President of Taylor Capital Group and President and CEO of Cole Taylor Bank, is assuming additional responsibilities as Chief Executive Officer of Taylor Capital Group, effective immediately.

Bruce W. Taylor, Chairman of Taylor Capital Group, said, "This change evidences the successful evolution of our roles that we envisioned when Mark joined Cole Taylor Bank. During the last two years, and during a very significant economic downturn, we've been able to make significant progress against our goals."

In commenting on Hoppe's additional responsibilities, Harrison I. Steans, Chairman of the Executive Committee of Taylor Capital Group, said, "The successful transformation of our organization, which began under Bruce Taylor's leadership, has positioned Cole Taylor Bank as a leader in middle market commercial banking. Mark Hoppe has been instrumental in the implementation of our strategy and in building a strong team. Mark's new role as CEO of Taylor Capital Group is in recognition of his leadership in these areas."

Steans added, "Mark and Bruce will maintain their strong partnership going forward, with Bruce continuing his full-time involvement in Taylor Capital Group as Chairman of its Board and as a member of its Executive Committee."

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "might," "plan," "prudent," "potential," "should," "will," "expect," "anticipate," "believe," "intend," "could," "contemplate," "estimate" and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2010 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the effect on our profitability if interest rates fluctuate as well as the effect of our customers' changing use of our deposit products; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; the decline in residential real estate sales volume and the likely potential for continuing illiquidity in the real estate market, including within the Chicago metropolitan area; the risks associated with the high concentration of commercial real estate loans in our portfolio; the uncertainties in estimating the fair value of developed real estate and undeveloped land in light of declining demand for such assets and continuing illiquidity in the real estate market; the risks associated with management changes, employee turnover and our commercial banking growth initiative, including our expansion of our asset-based lending operations and our entry into new geographical markets; negative developments and disruptions in the credit and lending markets, including the impact of the ongoing credit crisis on our business and on the businesses of our customers as well as other banks and lending institutions with which we have commercial relationships; a continuation of the recent unprecedented volatility in the capital markets; the effectiveness of our hedging transactions and their impact on our future results of operations; the risks associated with implementing our business strategy and managing our growth effectively, including our ability to preserve and access sufficient capital to execute on our strategy; changes in general economic and capital market conditions, interest rates, our debt credit ratings, deposit flows, loan demand, including loan syndication opportunities and competition; changes in legislation or regulatory and accounting principles, policies or guidelines affecting our business; and other economic, competitive, governmental, regulatory and technological factors impacting our operations.

For further information about these and other risks, uncertainties and factors, please review the disclosure included in the section captioned "Risk Factors" in our December 31, 2009 Annual Report on Form 10-K filed with the SEC on March 29, 2010. You should not place undue reliance on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release.

About Taylor Capital Group, Inc. (NASDAQ: TAYC)

Taylor Capital Group, Inc. is a $4.4 billion bank holding company for Cole Taylor

Bank, a Chicago-based commercial bank specializing in serving the banking needs of closely held businesses and the people who own and manage them. Cole Taylor is a member of the FDIC and an Equal Housing Lender.

Media Contact: Ilene Stevens

847.653.7731

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